Exhibit 5.1

+1 202 663 6000 (t)

+1 202 663 6363 (f)

April 22, 2022

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

230 Park Avenue South

New York, New York 10003

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

This opinion is furnished to you in connection with a Registration Statement on Form S-3 (the “Registration Statement”) to be filed by Warner Bros. Discovery, Inc., a Delaware corporation (the “Company”), Discovery Communications Benelux B.V., a private limited liability company incorporated under Netherlands law (“Benelux”), Discovery Communications, LLC, a Delaware limited liability company (“DCL”), Scripps Networks Interactive, Inc., an Ohio corporation (“Scripps”), and WarnerMedia Holdings, Inc., a Delaware corporation (“WMH” and, together with the Company, Benelux, DCL and Scripps, the “Issuers” or the “Guarantors” as the context may require), with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), for the registration of the following securities of the Company, Benelux, DCL, Scripps and WMH (the “Securities”):

(i)	senior debt securities of the Company (the “Company Senior Debt Securities”);

(ii)	subordinated debt securities of the Company (the “Company Subordinated Debt Securities” and, together with the Company Senior Debt Securities, the “Company Debt Securities”);

(iii)	Series A common stock, par value $0.01 per share, of the Company (the “Common Stock”);

(iv)	preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”);

(v)	depositary shares representing fractional interests in a share or multiple shares of Preferred Stock (the “Depositary Shares”);

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

(vi)	contracts for the purchase or sale of Common Stock, Preferred Stock, Depositary Shares or Debt Securities at a future date or dates (the “Purchase Contracts”);

(vii)	units consisting of one or more of Securities or debt obligations of third parties, including U.S. Treasury securities (the “Units”);

(viii)	warrants to purchase Preferred Stock, Depositary Shares, Common Stock or Debt Securities (the “Warrants”);

(ix)	senior debt securities of Benelux (the “Benelux Senior Debt Securities”);

(x)	subordinated debt securities of Benelux (the “Benelux Subordinated Debt Securities” and, together with the Benelux Senior Debt Securities, the “Benelux Debt Securities”);

(xi)	senior debt securities of DCL (the “DCL Senior Debt Securities”);

(xii)	subordinated debt securities of DCL (the “DCL Subordinated Debt Securities” and, together with the DCL Senior Debt Securities, the “DCL Debt Securities”);

(xiii)	senior debt securities of Scripps (the “Scripps Senior Debt Securities”);

(xiv)	subordinated debt securities of Scripps (the “Scripps Subordinated Debt Securities” and, together with the Scripps Senior Debt Securities, the “Scripps Debt Securities”);

(xv)	senior debt securities of WMH (the “WMH Senior Debt Securities”);

(xvi)

subordinated debt securities of WMH (the “WMH Subordinated Debt Securities” and, together with the WMH Senior Debt Securities, the “WMH Debt Securities” and, collectively with the Company Debt Securities, the Benelux Debt Securities, the DCL Debt Securities and the Scripps Debt Securities, the “Debt Securities”);

(xvii)

guarantees of each of the Benelux Debt Securities, the DCL Debt Securities, the Scripps Debt Securities and the WMH Debt Securities, respectively, by the Company (collectively, the “Company Debt Guarantees”);

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

(xviii)

guarantees of each of the Company Debt Securities, the DCL Debt Securities, the Scripps Debt Securities and the WMH Debt Securities, respectively, by Benelux (collectively, the “Benelux Debt Guarantees”);

(xix)	guarantees of each of the Company Debt Securities, the Benelux Debt Securities, the Scripps Debt Securities and the WMH Debt Securities, respectively, by DCL (collectively, the “DCL Debt Guarantees”);

(xx)

guarantees of each of the Company Debt Securities, the Benelux Debt Securities, the DCL Debt Securities and the WMH Debt Securities, respectively, by Scripps (collectively, the “Scripps Debt Guarantees”); and

(xxi)

guarantees of each of the Company Debt Securities, the Benelux Debt Securities, the DCL Debt Securities and the Scripps Debt Securities, respectively, by WMH (collectively, the “WMH Debt Guarantees” and, together with the Company Debt Guarantees, the Benelux Debt Guarantees, the DCL Debt Guarantees and the Scripps Debt Guarantees, the “Guarantees”),

all of which may be issued from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act at an indeterminate aggregate offering price, as set forth in the Registration Statement, the base prospectus contained therein (the “Prospectus”) and any amendments or supplements thereto. In addition to the foregoing, there are being registered under the Registration Statement 198,175,592 shares of Common Stock (the “Selling Stockholder Shares”) that may be sold by certain stockholders of the Company (the “Selling Stockholders”) from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

We are acting as counsel for the Company, DCL and WMH and as special New York counsel for Benelux and Scripps in connection with the filing of the Registration Statement and we are acting as counsel for the Company in connection with the registration for resale by the Selling Stockholders of the Selling Stockholder Shares. The Company Senior Debt Securities may be issued pursuant to a senior indenture to be entered into among the Company, as issuer, Benelux, DCL, Scripps and/or WMH, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); the Company Subordinated Debt Securities may be issued pursuant to a subordinated indenture to be entered into among the Company, as issuer, Benelux, DCL, Scripps and/or WMH, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act; the Benelux Senior Debt Securities may be issued pursuant to a

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

senior indenture to be entered into among Benelux, as issuer, the Company, DCL, Scripps and/or WMH, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act; the Benelux Subordinated Debt Securities may be issued pursuant to a subordinated indenture to be entered into among Benelux, as issuer, the Company, DCL, Scripps and/or WMH, as guarantors (if any), and a trustee to be named in such indenture; the DCL Senior Debt Securities may be issued pursuant to the senior indenture, dated as of August 19, 2009 (as amended or supplemented from time to time, the “DCL Senior Indenture”) among DCL, as issuer, the Company as guarantor and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association (“U.S. Bank”), as senior trustee; the DCL Subordinated Debt Securities may be issued pursuant to a subordinated indenture to be entered into among DCL, as issuer, the Company, Benelux, Scripps and/or WMH, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act; the Scripps Senior Debt Securities may be issued pursuant to a senior indenture dated as of December 1, 2011 (as amended or supplemented from time to time, the “Scripps Senior Indenture”) between Scripps, as issuer, such Guarantors (if any) as may become parties to the Scripps Senior Indenture, as guarantors, and U.S. Bank, as trustee; the Scripps Subordinated Debt Securities may be issued pursuant to a subordinated indenture to be entered into among Scripps, as issuer, the Company, Benelux, DCL and/or WMH, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act; the WMH Senior Debt Securities may be issued pursuant to a senior indenture to be entered into among WMH, as issuer, the Company, Benelux, DCL and/or Scripps, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act; and the WMH Subordinated Debt Securities may be issued pursuant to a subordinated indenture to be entered into among WMH, as issuer, the Company, Benelux, DCL and/or Scripps, as guarantors (if any), and a trustee to be named in such indenture and duly qualified under the Trust Indenture Act (each, an “Indenture,” and collectively, the “Indentures”).

The preferences, limitations and relative rights of shares of any series of Preferred Stock will be set forth in a Certificate of Designation (a “Certificate of Designation”). The shares of Preferred Stock represented by Depositary Shares will be deposited pursuant to a Depositary Agreement (the “Depositary Agreement”) to be entered into between the Company and a bank or trust company to be named, as depositary. The Purchase Contracts may be issued pursuant to a Purchase Contract Agreement (the “Purchase Contract Agreement”) to be entered into between the Company and a bank or trust company to be named, as purchase contract agent. The Purchase Units may be issued pursuant to a Unit Agreement (the “Unit Agreement”) to be entered into between or among the Company and any other Issuer, as applicable, and a bank or trust company to be named, as unit agent. Warrants may be issued pursuant to a warrant agreement (the “Warrant Agreement”) to be entered into between or among the Company and any other Issuer, as applicable, and a bank or trust company to be named, as warrant agent.

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

We have examined and relied upon signed copies of the Registration Statement to be filed with the Commission, including the exhibits thereto. We have also examined and relied upon the Certificate of Incorporation of the Company (as amended or restated from time to time, the “Certificate of Incorporation”), the Bylaws of the Company (as amended or restated from time to time, the “Bylaws”), the Limited Liability Company Agreement of DCL, the Certificate of Incorporation and Bylaws of WMH, the minutes of meetings of the Board of Directors of the Company, DCL and WMH, including the resolutions adopted by the Board on April 11, 2022, the resolutions adopted by the sole member of DCL on April 14, 2022 and the resolutions adopted by the Board of WMH on April 18, 2022, as provided to us by the Company. For purposes of this opinion, we have also examined and relied without investigation upon the accuracy of (i) the opinion letter of DLA Piper Nederland N.V., Dutch counsel for Benelux, dated April 22, 2022 and filed as Exhibit 5.2 to the Registration Statement; and (ii) the opinion letter of Womble Bond Dickinson (US) LLP, Ohio counsel to Scripps, dated April 22, 2022 and filed as Exhibit 5.3 to the Registration Statement.

In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the legal capacity of all signatories, the authenticity, completeness and accuracy of all corporate records provided to us and all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, the authenticity of such original documents and the completeness and accuracy of the corporate minute books of the Company.

We have relied as to certain matters on information obtained from public officials, officers and other representatives of the Company, directors and other representatives of Benelux, DCL, Scripps and WMH, and we have assumed that: (i) the Registration Statement will be effective and will comply with all applicable laws at the time Securities are offered or issued as contemplated by the Registration Statement; (ii) one or more prospectus supplements and term sheets, as applicable, will have been prepared and filed with the Commission describing the Securities offered thereby; (iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement, the Prospectus and any applicable prospectus supplement; (iv) in the case of Debt Securities, (a) that U.S. Bank has duly authorized, executed and delivered the DCL Senior Indenture as trustee, (b) that U.S. Bank has duly authorized, executed and delivered the Scripps Senior Indenture as trustee and (c) each other applicable Indenture will have been duly authorized, executed and delivered by each of the parties thereto and the applicable trustee will

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

be duly eligible to serve as trustee; (v) any Depositary Agreement, Purchase Contract Agreement, Unit Agreement, or Warrant Agreement, as applicable, will be duly authorized, executed and delivered by all parties thereto; (vi) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will be duly authorized, executed and delivered by all parties thereto; (vii) any Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise; (viii) with respect to shares of Common Stock or Preferred Stock offered, there will be sufficient shares of Common Stock or Preferred Stock authorized under the Certificate of Incorporation and not otherwise reserved for issuance; and (ix) if issued in certificated form, valid book entry notations for the issuance of the Common Stock or the Preferred Stock will have been duly made in the share register of the Company; (x) at the time of the issuance and sale of the Securities, the Company, DCL and WMH will be validly existing as a corporation or limited liability company, as applicable, and in good standing under the laws of the State of Delaware; (xi) any Purchase Agreement, Unit Agreement or Warrant Agreement will be governed by the laws of the State of New York; (xii) the accuracy of the opinion letter, dated April 22, 2022 of DLA Piper Nederland N.V., which is being filed as Exhibit 5.2 to the Registration Statement; and (xii) the accuracy of the opinion letter, dated April 22, 2022 of Womble Bond Dickinson (US) LLP, which is being filed as Exhibit 5.3 to the Registration Statement.

We are expressing no opinion herein as to the application of any federal or state law or regulation to the power, authority or competence of any party to any agreement with respect to any of the Securities other than the Company, DCL and WMH. We have assumed that such agreements are, or will be, the valid and binding obligations of each party thereto, other than the Company, DCL and WMH, and enforceable against each such other party in accordance with their respective terms.

We have assumed for purposes of our opinions below that no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company, Benelux, DCL, Scripps or WMH, as applicable, or, if any such authorization, approval, consent, action, notice or filing is required, it will have been duly obtained, taken, given or made and will be in full force and effect.

We have also assumed that there will not have occurred, prior to the date of issuance of the Securities, any change in law affecting the validity or enforceability of such Securities and that at the time of the issuance and sale of such Securities, the applicable board of directors or, in the case of Benelux, the managing board, and in the case of DCL, the sole member, of each of the Issuers or Guarantors (or any committee of such board of directors, managing board or any person acting pursuant to authority properly delegated to such person by the applicable Issuer or Guarantor) shall not have taken any action to rescind or otherwise reduce its prior authorization of the issuance of such Securities.

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

Our opinion in paragraph 13 below, insofar as it relates to the Selling Stockholder Shares being fully paid, is based solely on an officer’s certificate of the Company confirming the Company’s receipt of the consideration called for by the applicable resolutions authorizing the issuance of such shares.

Our opinions below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium, usury, fraudulent conveyance, fraudulent transfer or similar laws relating to or affecting the rights or remedies of creditors generally, (ii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of materiality, good faith, reasonableness and fair dealing, (iii) general equitable principles, and (iv) acceleration of the Debt Securities which may affect the collectability of that portion of the stated principal amount thereof that might be determined to constitute unearned interest thereon. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defenses may be subject to the discretion of a court. We also express no opinion herein as to the laws of any state or jurisdiction other than the state laws of the State of New York, the General Corporation Law of the State of Delaware and the Delaware Limited Liability Company Act. We also express no opinion herein with respect to compliance by the Company, Benelux, DCL, Scripps and/or WMH with the securities or “blue sky” laws of any state or other jurisdiction of the United States or of any foreign jurisdiction. In addition, we express no opinion and make no statement herein with respect to the antifraud laws of any jurisdiction. We have not acted as counsel for Scripps with respect to matters of state law of the State of Ohio, or other applicable foreign law. We have not acted as counsel for Benelux with respect to matters of Dutch law, or other applicable foreign law.

We also express no opinion herein as to any provision of any agreement (i) that may be deemed to or construed to waive any right, defense or counterclaim of the Company, Benelux, DCL, Scripps and/or WMH (ii) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (iii) relating to the effect

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any other provision thereof, (iv) that is in violation of public policy, (v) relating to indemnification and contribution with respect to securities law matters, (vi) that provides that the terms of any agreement may not be waived or modified except in writing, (vii) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (viii) requiring the payment of penalties, consequential damages or liquidated damages, (ix) limiting a party’s recovery of certain damages or losses, (x) purporting to establish evidentiary standards or regarding standards for exercising rights and remedies, (xi) purporting to establish in advance standards of commercial reasonableness, (xii) which includes any waiver of any right of subrogation, indemnification or reimbursement or (xiii) relating to choice of law or consent to jurisdiction.

Based upon and subject to the foregoing, we are of the opinion that:

1. With respect to the Company Debt Securities, when (i) specifically authorized for issuance by proper action of the Board of Directors of the Company or an authorized committee thereof (the “Company Authorizing Resolutions”), (ii) the applicable Indenture has been duly authorized, executed and delivered, (iii) the terms of the Company Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and the Company Authorizing Resolutions and assuming such terms and sale do not violate any applicable law or result in a default or breach of any agreement or instrument binding upon the Company and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company, (iv) such Company Debt Securities have been duly executed by the Company and authenticated by the applicable trustee in accordance with the applicable Indenture and delivered and sold as contemplated by the Registration Statement, the Prospectus and any applicable prospectus supplement in accordance with the applicable underwriting agreement or other purchase agreement against payment therefor, and (v) the Company has received the consideration provided for in the Company Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement, such Company Debt Securities will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

2. With respect to shares of Common Stock, when (i) specifically authorized for issuance by the Company Authorizing Resolutions, (ii) the terms of the issuance and sale of the Common Stock have been duly established in conformity with the Company’s Certificate of Incorporation, Bylaws and the Company Authorizing Resolutions, (iii) the shares of Common Stock have been issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

underwriting or other purchase agreement or upon conversion or exercise of any Security offered under the Registration Statement against payment therefor, and (iv) the Company has received the consideration provided for in the Company Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement and such consideration per share is not less than the par value per share of the Common Stock, the Common Stock will be validly issued, fully paid and non-assessable.

3. With respect to shares of any series of Preferred Stock, when (i) the Company Authorizing Resolutions have specifically authorized the issuance and terms of the shares of the series, the terms of the offering thereof and related matters, including resolutions establishing and designating the series and fixing and determining the preferences, limitations and relative rights thereof and the filing of a Certificate of Designation with respect to the series with the Secretary of State of the State of Delaware and such Certificate of Designation has been duly filed, (ii) the terms of the issuance and sale of the series of Preferred Stock have been duly established in conformity with the Certificate of Incorporation, Bylaws and Company Authorizing Resolutions, (iii) the shares of the series of Preferred Stock have been issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable underwriting or other purchase agreement against payment therefor, and (iv) the Company has received the consideration provided for in the Company Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement and such consideration per share is not less than the par value per share of the Preferred Stock, the shares of such series of Preferred Stock will be validly issued, fully paid and non-assessable.

4. With respect to the Depositary Shares, when (i) the Company Authorizing Resolutions have specifically authorized the issuance and terms of the Depositary Shares, the terms of the offering thereof and related matters, including the adoption of a Certificate of Designation relating to the Preferred Stock underlying the Depositary Shares and the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, and such Certificate of Designation has been duly filed, (ii) the applicable Depositary Agreement relating to the Depositary Shares has been duly authorized, executed and delivered; any depositary receipts evidencing rights in the Depositary Shares have been executed; and the depositary appointed by the Company, (iii) the terms of the issuance and sale of the Depositary Shares have been duly established in conformity with the Certificate of Incorporation and Bylaws, (iv) the Depositary Shares have been issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable underwriting or other purchase agreement against payment therefor, (v) the shares of Preferred Stock underlying the Depositary Shares have been deposited with a bank or trust

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

company (which meets the requirements for the depositary set forth in the Registration Statement), and (vi) the Company has received the consideration provided for in the Company Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement, the Depositary Shares will be legally issued and will entitle the holders of such Depositary Shares to the rights specified in the applicable Depositary Agreement and the applicable depositary receipts.

5. With respect to the Purchase Contracts, when (i) specifically authorized for issuance by the Authorizing Actions (as defined below) of each Issuer party thereto, (ii) the applicable Purchase Contract Agreement has been duly authorized, executed and delivered, (iii) the terms of the Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Purchase Contract Agreement and Authorizing Actions, (iv) the Purchase Contracts have been duly executed and delivered in accordance with the applicable Purchase Contract Agreement and issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable underwriting or other purchase agreement against payment therefor, and (v) the applicable Issuer has received the consideration provided for in the Authorizing Actions and the applicable underwriting agreement or other purchase agreement, such Purchase Contracts will constitute valid and binding obligations of each Issuer party thereto, enforceable against such Issuer in accordance with their terms.

6. With respect to the Units, when (i) specifically authorized for issuance by the Authorizing Actions of each Issuer party thereto, (ii) any applicable Unit Agreement has been duly authorized, executed and delivered, (iii) the terms of the Units and of their issuance and sale have been duly established in conformity with any applicable Unit Agreement and Authorizing Actions, (iv) the Units have been duly executed and delivered in accordance with any applicable Unit Agreement and issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable underwriting or other purchase agreement against payment therefor, and (v) the applicable Issuer has received the consideration provided for in the Authorizing Actions and the applicable underwriting agreement or other purchase agreement, such Units will constitute valid and binding obligations of each Issuer party thereto, enforceable against such Issuer in accordance with their terms.

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

7. With respect to the Warrants, when (i) specifically authorized for issuance by the Authorizing Actions of each Issuer party thereto, (ii) any applicable Warrant Agreement relating to the Warrants has been duly authorized, executed and delivered, (iii) the terms of the Warrants and of their issuance and sale have been duly established in conformity with any applicable Warrant Agreement and Authorizing Actions, (iv) the Warrants have been duly executed and countersigned in accordance with any Warrant Agreement and Authorizing Actions and issued and delivered as contemplated by the Registration Statement, the Prospectus and any applicable supplements to such Prospectus in accordance with the applicable underwriting or other purchase agreement against payment therefor, and (v) the applicable Issuer has received the consideration provided for in the Authorizing Actions and the applicable underwriting agreement or other purchase agreement, such Warrants will constitute valid and binding obligations of each Issuer party thereto, enforceable against the such Issuer in accordance with their terms.

8. With respect to the Benelux Debt Securities, when (i) all valid and necessary company action of Benelux has been taken by Benelux in conformity with Benelux’s organizational documents (the “Benelux Authorizing Actions”), (ii) the applicable Indenture has been duly authorized, executed and delivered, (iii) the terms of the Benelux Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and the Benelux Authorizing Actions and assuming such terms and sale do not violate any applicable law or result in a default or breach of any agreement or instrument binding upon Benelux and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over Benelux, (iv) such Benelux Debt Securities have been duly executed and authenticated by the applicable trustee in accordance with the applicable Indenture and delivered and sold as contemplated by the Registration Statement, the Prospectus and any applicable prospectus supplement in accordance with the applicable underwriting agreement or other purchase agreement against payment therefor, and (v) the Company has received the consideration provided for in the Benelux Authorizing Actions and the applicable underwriting agreement or other purchase agreement, such Benelux Debt Securities will constitute valid and binding obligations of Benelux enforceable against Benelux in accordance with their terms.

9. With respect to the DCL Debt Securities, when (i) specifically authorized for issuance by proper action of DCL’s members or an authorized committee thereof (the “DCL Authorizing Resolutions”), (ii) in the case of the DCL Subordinated Debt Securities, the applicable Indenture has been duly authorized, executed and delivered, (iii) the terms of the DCL Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and the DCL Authorizing Resolutions and assuming such terms and sale do not violate any applicable law or result in a default or breach of any agreement or instrument binding upon DCL and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over DCL, (iv) such DCL Debt Securities have been duly executed and authenticated by the applicable trustee in accordance with the applicable Indenture and delivered and sold as contemplated by the Registration Statement, the Prospectus and any applicable prospectus supplement in accordance with the applicable underwriting agreement or other purchase agreement against payment therefor, and (v) DCL has received the consideration provided for in the DCL Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement, such DCL Debt Securities will constitute valid and binding obligations of DCL enforceable against DCL in accordance with their terms.

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

11. With respect to the Scripps Debt Securities, when (i) specifically authorized for issuance by proper action of the Board of Directors of Scripps or an authorized committee thereof (the “Scripps Authorizing Resolutions”), (ii) in the case of the Scripps Subordinated Debt Securities, the applicable Indenture has been duly authorized, executed and delivered, (iii) the terms of the Scripps Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and the Scripps Authorizing Resolutions and assuming such terms and sale do not violate any applicable law or result in a default or breach of any agreement or instrument binding upon Scripps and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over Scripps, (iv) such Scripps Debt Securities have been duly executed and authenticated by the applicable trustee in accordance with the applicable Indenture and delivered and sold as contemplated by the Registration Statement, the Prospectus and any applicable prospectus supplement in accordance with the applicable underwriting agreement or other purchase agreement against payment therefor, and (v) Scripps has received the consideration provided for in the Scripps Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement, such Scripps Debt Securities will constitute valid and binding obligations of Scripps enforceable against Scripps in accordance with their terms.

10. With respect to the WMH Debt Securities, when (i) specifically authorized for issuance by proper action of the Board of Directors of WMH or an authorized committee thereof (the “WMH Authorizing Resolutions” and, together with the Company Authorizing Resolutions, the Benelux Authorizing Actions, the DCL Authorizing Resolutions and the Scripps Authorizing Resolutions, the “Authorizing Actions”), (ii) the applicable Indenture has been duly authorized, executed and delivered, (iii) the terms of the WMH Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and the WMH Authorizing Resolutions and assuming such terms and sale do not violate any applicable law or result in a default or breach of any agreement or instrument binding upon WMH and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over WMH, (iv) such WMH Debt Securities have been duly executed and authenticated by the applicable trustee in accordance with the applicable Indenture and delivered and sold as contemplated by the Registration Statement, the Prospectus and any applicable prospectus supplement in accordance with the applicable underwriting agreement or other purchase agreement against payment therefor, and (v) WMH has received the consideration provided for in the WMH Authorizing Resolutions and the applicable underwriting agreement or other purchase agreement, such WMH Debt Securities will constitute valid and binding obligations of WMH enforceable against WMH in accordance with their terms.

Warner Bros. Discovery, Inc.

Discovery Communications Benelux B.V.

Discovery Communications, LLC

Scripps Networks Interactive, Inc.

WarnerMedia Holdings, Inc.

April 22, 2022

12. With respect to the Guarantees, when (i) the applicable Debt Securities and the related Guarantees are specifically authorized for issuance by the applicable Authorizing Actions of both the applicable Issuer and the applicable Guarantors, (ii) the terms of the applicable Debt Securities and the related Guarantees and their issue and sale have been duly established in conformity with the applicable Indenture and assuming such terms and sale do not violate any applicable law or result in a default under or breach of any agreement or instrument binding upon any Guarantor and comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over any Guarantor, (iii) such Guarantees have been duly executed and authenticated in accordance with the applicable Indenture and issued and sold as contemplated by the Registration Statement, the Prospectus and the applicable supplements to such Prospectus, (iv) a definitive purchase, underwriting or similar agreement and any other necessary agreement with respect to the applicable Debt Securities and the related Guarantees has been duly authorized and validly executed and delivered, and (v) the applicable Issuer has received the consideration provided for in the applicable Authorizing Actions, such Guarantees will constitute valid and binding obligations of each of the applicable Guarantors enforceable against such Guarantors in accordance with their terms.

13. The Selling Stockholder Shares have been duly authorized and are validly issued, fully paid and nonassessable.

Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related Prospectus and in any prospectus supplement under the caption “Legal Matters.” In giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Wilmer Cutler Pickering Hale and Dorr LLP

WILMER CUTLER PICKERING HALE AND DORR LLP